UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NOBLE ROMAN’S, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

NOBLE ROMAN’S, INC.

6612 E. 75TH STREET, SUITE 450

INDIANAPOLIS, INDIANA 46250

 (317) 634-3377

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 6, 2023

To the Shareholders of Noble Roman’s, Inc.:

We are notifying you that the 2023 annual meeting of shareholders of Noble Roman’s, Inc., an Indiana corporation ( “Noble Roman’s” or the “Company”), will be held at 10:30 a.m. local time on Thursday, July 6, 2023, at the conference room in Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, for the following purposes:

1.	To elect one Class III director, to serve until the 2026 annual meeting of shareholders or until his successor is elected and qualified;

2.	To approve on an advisory basis the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K; and

3.	To transact any other business that is properly brought before the annual meeting or any adjournment thereof.

Noble Roman’s Board of Directors has fixed the close of business on June 5, 2023 as the record date to determine the shareholders who are entitled to notice of, and to vote at, the annual meeting. Only holders of record of Noble Roman’s common stock at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

Please read carefully the accompanying proxy statement. The proxy statement is deemed incorporated by reference in and forms a part of this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 6, 2023 – the Proxy Statement and the Annual Report on Form 10-K are available at www.nobleromans.com under the heading “Investor Relations.”

Your vote will be especially important at this year’s annual meeting. As you may know, BT Brands, Inc. ( “BT Brands”) has notified the Company that it intends to nominate Gary Copperud for election as a Class III director at the annual meeting in opposition to A. Scott Mobley, President and Chief Executive Officer of Noble Roman’s. Mr. Mobley has been nominated and unanimously endorsed by the Board of Directors. You may receive proxy solicitation materials from BT Brands including a proxy statement and BLUE proxy card. The Board of Directors recommends that you not return the BLUE proxy card. We are not responsible for the accuracy of any information provided by or relating to BT Brands contained in any proxy solicitation materials filed or disseminated by, or on behalf of, BT Brands or any other statements that BT Brands or its representatives may have made or otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any BLUE proxy card sent to you by or on behalf of BT Brands.

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Whether or not you plan to attend the annual meeting in person, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the annual meeting. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote “FOR” A. Scott Mobley for election as a Class III Director and “FOR” the other matters considered at the annual meeting. You may attend the annual meeting and vote in person. At your request, we will give you a ballot or a WHITE proxy card when you arrive at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

By Order of the Board of Directors of Noble Roman’s, Inc.

/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

June 15, 2023

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NOBLE ROMAN’S, INC.

6612 E. 75TH STREET, SUITE 450

INDIANAPOLIS, INDIANA 46250

(317) 634-3377

PROXY STATEMENT

Annual Meeting of Shareholders

July 6, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Noble Roman’s, Inc., an Indiana corporation ( “Noble Roman’s,”  “we” or the  “Company”), for use at the annual meeting of shareholders to be held on Thursday, July 6, 2023 at 10:30 a.m., local time, in the conference room in Heritage Park at 6612 E. 75th Street, Indianapolis, Indiana 46250, and any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of the annual meeting of shareholders.

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, or the one of them who acts, will vote all shares subject to the proxy as follows:

1.

FOR the election of Mr. A. Scott Mobley, President and Chief Executive Officer of the Company, as Class III director of the Company, to serve until the 2026 annual meeting of shareholders or until his successor is elected and qualified;

2.	FOR the advisory approval of the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K; and

3.	In their discretion on the transaction of such other business as may properly come before the annual meeting.

This proxy statement, the notice of annual meeting and the accompanying proxy form were first mailed to the holders of our common stock on or about June 15, 2023. We will bear the entire expense of soliciting proxies, which we estimate to be $7,500. Proxies will be solicited by mail initially. Our directors, officers and employees also may solicit proxies personally or by telephone or other means, but they will not be specially compensated for such services. Such persons are listed in Appendix A to this proxy statement. Appendix A sets forth information relating to our directors, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors of the Company or because they may be soliciting proxies on our behalf. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners. We currently do not expect to engage any proxy soliciting firm to solicit proxies in connection with the annual meeting.

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Your vote will be especially important at this year’s annual meeting. As you may know, BT Brands, Inc. (“BT Brands”) has notified the Company that it intends to nominate Gary Copperud for election as a director at the annual meeting in opposition to A. Scott Mobley, President and Chief Executive Officer of Noble Roman’s. Mr. Mobley has been nominated and unanimously endorsed by the Board of Directors. You may receive proxy solicitation materials from BT Brands including a proxy statement and BLUE proxy card. The Board of Directors recommends that you not return the BLUE proxy card. You should refer to BT Brands’ proxy statement for information regarding its proposed nominee. The Company’s and BT Brands’ proxy statements are available, without cost, at www.sec.gov, the website of the U.S. Securities and Exchange Commission (the “SEC”) We are not responsible for the accuracy of any information provided by or relating to BT Brands contained in any proxy solicitation materials filed or disseminated by, or on behalf of, BT Brands or any other statements that BT Brands or its representatives may have made or otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any BLUE proxy card sent to you by or on behalf of BT Brands.

A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to us another proxy bearing a later date, by submitting written notice of the revocation to our corporate secretary, or by personally appearing at the annual meeting and casting a contrary vote. You may attend the annual meeting and vote in person. At your request, we will give you a ballot or a WHITE proxy card when you arrive at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

If BT Brands withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a shareholder has already granted proxy authority, the shareholder can still sign and date a later submitted WHITE proxy card, including at the annual meeting. If BT Brands withdraws or abandons its solicitation or fails to comply with the universal proxy rules any votes cast in favor of the BT Brand nominee will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or the BT Brands BLUE proxy card.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Only common shareholders of record at the close of business on June 5, 2023 are entitled to notice of, and to vote at, the annual meeting.  On such date, there were 22,215,512 shares of our common stock outstanding.  There are approximately 212 holders of record of our common stock.  Holders of common stock are entitled to one vote for each share held on each matter to be voted upon at the annual meeting.

The Company’s Amended and Restated By-Laws (the  “By-Laws”) provide that the holders of a majority of the Company’s outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.  Abstentions and  “broker non-votes” will be counted as present for the purpose of determining the presence of a quorum. Abstentions will have no effect on the advisory approval of executive compensation.

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A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The election of directors and the advisory approval of executive compensation (a so-called “say on pay” vote) are not considered “routine” matters. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the election of directors or the advisory approval of executive compensation. Broker non-votes are counted for purposes of determining a quorum, but will have no effect on the election of directors or the advisory approval of executive compensation.

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the meeting and eligible to vote is required for the election of the director nominees. For this year’s meeting, the Board of Directors has duly nominated A. Scott Mobley for election as a Class III director. Additionally, BT Brands has indicated its intent to nominate Gary Copperud also for election as a Class III Director. Therefore and assuming BT Brands actually nominates Mr. Copperud for election at the annual meeting, the nominee who receives the greatest number of votes “FOR” his election will be elected. Accordingly, a “withhold” vote will have no effect on the outcome of the election of the Class III director.

The affirmative vote of holders of a majority of the shares present in person or represented by proxy at the meeting and voting on such matter will be required for: (1) the advisory approval of executive compensation; and (2) the approval of any other matter that might be properly raised and submitted to a vote at the meeting. Consistent with our By-Laws the agenda for this year’s meeting is set and no additional matters may be submitted for consideration by our shareholders at the meeting other than procedural issues such as adjournment, postponement or continuation. On procedural issues, all shares represented by proxy may be voted at the discretion of the attorneys-in-fact named in the proxies, to the extent permitted by law.

ELECTION OF DIRECTORS

At the 2023 annual meeting of shareholders, in accordance with the Company’s By-Laws, the shareholders will elect one Class III director to serve until the 2026 annual meeting of shareholders or until his successor is duly elected and qualified. The Board of Directors has nominated A. Scott Mobley, President and Chief Executive Officer of the Company, as Class III director. Mr. Mobley is currently a director of the Company, has consented to being named in this proxy statement and has agreed to continue to serve as director, if elected.

Should Mr. Mobley become unavailable to serve or declines to serve for good cause, the Company expects that each person named in the WHITE proxy card will vote for the election of another person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause the nominee to be unavailable for election or to decline to serve, but if it were to occur, the Board of Directors would act to designate a replacement nominee in accordance with the Company’s By-Laws.

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Mr. Mobley, as the President and Chief Executive Officer of the Company, brings extensive knowledge and a unique understanding of the Company and its operations and the industries in which the Company competes. The Board of Directors does not believe that Mr. Copperud, if nominated by BT Brands at the annual meeting, will have the same knowledge and understanding that are key to the Board of Directors’ function and oversight of the Company.

            The Board of Directors recommends a vote  “FOR” the election of A. Scott Mobley as Class III director.

Set forth below is certain information regarding the director nominee, the executive officers and the directors of the Company:

Name	Age	Positions with the Company

Paul W. Mobley	82	Executive Chairman of the Board, Chief Financial Officer and Class II Director
A. Scott Mobley	59	Chief Executive Officer, President, Secretary and Class III Director
Douglas H. Coape-Arnold	77	Class I Director
Marcel Herbst	52	Class I Director
Troy Branson	59	Executive Vice President of Franchising
William Wildman	74	Class II Director
Susan Ross	60	Vice President Corporate Communications

The officers of the Company serve at the discretion of the Board of Directors and are elected at the annual meeting of the Board of Directors.  The Board of Directors has a classified structure in which the directors are divided into three classes with approximately one-third of the directors standing for election each year.  Under this structure, directors serve staggered three-year terms or until their successors are duly elected and qualified.  At this year’s meeting, one Class III director is standing for re-election.

The following is a brief description of the previous business background of the director nominee and our executive officers and directors:

Paul W. Mobley has been Executive Chairman of the Board and Chief Financial Officer since November 2014.  Prior to November 2014, Mr. Mobley was Chairman of the Board, Chief Executive Officer and Chief Financial Officer since December 1991, and a director since 1974.  Mr. Mobley was President of the Company from 1981 to 1997.  From 1974 to 1978, he also served as Vice President and Chief Operating Officer of the Company and from 1978 to 1981 as its Senior Vice President.  Mr. Mobley has a B.S. in Business Administration from Indiana University and is a CPA.  He is the father of A. Scott Mobley.

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A. Scott Mobley has been President and Chief Executive Officer since November 2014.  Prior to November 2014, Mr. Mobley was President and Chief Operating Officer since 1997. He has served as a director since 1992, and Secretary since 1993.  Mr. Mobley was Vice President from 1988 to 1997, and from 1987 until 1988 he also served as Director of Marketing for the Company.  Prior to joining the Company Mr. Mobley was a strategic planning analyst with a division of Lithonia Lighting Company.  Mr. Mobley has a B.S. in Business Administration from Georgetown University, and an MBA from Indiana University.  He is the son of Paul W. Mobley.

Douglas H. Coape-Arnold has been a director of the Company since 1999.  Mr. Coape-Arnold has been Managing General Partner of Geovest Capital Partners, L.P. since 1997, and was Managing Director of TradeCo Global Securities, Inc. from 1994 to 2002.

Marcel Herbst has been a director of the Company since July 2016. Mr. Herbst is the co-founder and portfolio manager of Herbst Capital Management, LLC and has over 15 years of investment experience in equities, fixed income and commodities. Mr. Herbst started his professional career in 1991 in Germany with a commercial diploma in banking.  Prior to founding Herbst Capital Management, LLC, Mr. Herbst had more than 10 years’ experience in the management of hospitality services for large, upscale, branded properties in the US and Europe.  Most recently he served as the Director of Food and Beverage at the 1544-room Hilton Chicago, overseeing $40 million in annual food and beverage revenue. Mr. Herbst has a Bachelor degree of Business Administration from Schiller International University in Heidelberg, Germany and a Master’s degree of Management in Hospitality concentrating in food and beverage from Cornell University.

William Wildman has been a director of the Company since June 2019. Mr. Wildman is the President and Chief Executive Officer of Pinnacle Commercial Capital ( “Pinnacle”), a provider of growth funding to multi-unit franchisees and franchisors. Mr. Wildman has extensive working knowledge of restaurant concepts, their franchisors and their franchise groups, including both multi-unit and single-unit operators. Before founding Pinnacle, Mr. Wildman served as a Vice President with each of Provident Bank, a regional commercial bank, Atherton Capital, a San Francisco-based capital markets lender, and Meridian Financial Corporation, an equipment leasing company in Indianapolis. Mr. Wildman studied business and law at the University of Evansville and undertook additional financial management studies at the Indiana Banking School at Purdue.

Troy Branson has been Executive Vice President of Franchising for the Company since 1997, and from 1992 to 1997, he was Director of Business Development.  Before joining the Company, Mr. Branson was an owner of Branson-Yoder Marketing Group from 1987 to 1992.  Mr. Branson received a B.S. in Business from Indiana University.

Susan Ross has been Vice President of Corporate Communications for the Company since July 2019, Director of Marketing since 2013 and various other positions with the Company since 2003.  Ms. Ross received a B.A. in Visual Communications from Purdue University.

When determining whether the directors and the director nominee have the experience, qualifications, attributes, diversity and skills, taken as a whole, to enable the Board of Directors to satisfy its responsibilities to the Company effectively in light of the Company’s business and structure, the board focused primarily on the information discussed in each of the directors’ individual biographies above, in particular with respect to: (a) Paul W. Mobley, his financial acumen and his extensive knowledge and understanding of the Company and its operations, other franchisor business and the industries in which the Company competes; (b) A. Scott Mobley, his extensive knowledge and understanding of the Company and its operations, as well as the industries in which the Company competes; (c) Douglas H. Coape-Arnold, his financial acumen and strong business background;  (d) Marcel Herbst, his financial acumen and his strong background in business and finance; and (e) William Wildman, his financial acumen and his strong background in business and finance.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 5, 2023, there were 22,215,512 shares of the Company’s common stock outstanding.  The following table sets forth the amount and percentage of the Company’s common stock beneficially owned on June 5, 2023, including shares that may be acquired by the exercise of options, by: (A) each director and named executive officer individually; (B) each beneficial owner of more than 5% of the Company’s outstanding common stock known to the Company; and (C) all executive officers and directors as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Common Stock(2)
Corbel Capital Partners SBIC, L.P.	2,250,000	(3)	9.2%
Paul W. Mobley	4,399,368	(4)	17.8
A. Scott Mobley	2,191,245	(5)	8.9
Douglas H. Coape-Arnold	615,000	(6)	2.7
Marcel Herbst	555,491	(7)	2.5
Troy Branson	447,500	(8)	2.0
William Wildman	255,000	(9)	1.1
BT Brands, Inc. and Gary Copperud	1,437,454	(10)	6.5
Susan Ross	83,000	(11)	-
All executive officers and directors as a group ((7) persons)	8,546,604		31.1%

(1) All shares owned directly with sole investment and voting power, unless otherwise noted.

(2) The percentage calculations are based upon 22,215,512 shares of the Company’s common stock issued and outstanding as of the most recent practicable date and, for each officer or director of the group, the number of shares subject to options, warrants or conversion rights exercisable within 60 days of June 5, 2023.

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(3) According to the information provided to the Company in a Schedule 13G, filed with the SEC on February 14, 2020, the total includes warrants to purchase up to 2,250,000 shares. The Schedule 13G states that the filer has sole voting power and sole dispositive power for all such shares. Corbel’s address is 11777 San Vicente Blvd., Suite 777, Los Angeles, California 90049.

(4) The total includes 1,703,333 shares of common stock subject to options granted under a stock option plan, 400,000 shares issuable upon conversion of convertible notes and warrants to purchase 350,000 shares. Mr. Mobley’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(5) The total includes 1,198,334 shares of common stock subject to options granted under a stock option plan. Mr. Mobley’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(6) The total includes 615,000 shares of common stock subject to options granted under a stock option plan. Mr. Coape-Arnold’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(7) The total includes 280,000 shares of common stock subject to options granted under a stock option plan. Mr. Herbst’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(8) The total includes 417,500 shares of common stock subject to options granted under a stock option plan. Mr. Branson’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(9) The total includes 200,000 shares of common stock subject to options granted under a stock option plan. Mr. Wildman’s address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

(10) According to information provided to the Company in an amendment to Schedule 13D/A filing filed with SEC on April 26, 2023, the total includes 379,176 shares for which Mr. Copperud states he has sole voting power including 176,031 over which he claims sole dispositive power and 1,421,647 shares for which BT Brands states it has sole voting power and sole dispositive power. The reporting persons’ address is 405 Main Avenue West, Suite 2D, West Fargo, North Dakota 58078.

(11) The total includes 83,000 shares of common stock subject to options granted under a stock option plan. Ms. Ross’ address is 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

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CORPORATE GOVERNANCE

For a number of years until November 2014, the Company operated using a common U.S. board leadership structure under which the Chief Executive Officer also served as Chairman of the Board of Directors. In November 2014, the Company determined to separate these roles and appointed Paul W. Mobley to serve as the Executive Chairman of the Board of Directors and A. Scott Mobley to serve as Chief Executive Officer. The Company may elect to combine these positions in the future if it determines it is best for the Company and its shareholders.

Our whole Board of Directors has responsibility for the oversight of risk management. Our whole Board of Directors from time to time discusses with management areas of material risk exposures, their potential impact on the Company, the steps we take to monitor risk exposure, and controls to mitigate such exposures.

The Company has adopted a code of ethics for its senior executive and financial officers. The code of ethics can be obtained without charge by contacting the Company’s executive office at 6612 E. 75th Street, Suite 450, Indianapolis, Indiana, and requesting a copy of the code of ethics.

In 2022, the Board of Directors met three times, and each of the directors of the Company attended the meeting of the Board of Directors. All directors are encouraged to attend our annual meeting of shareholders. The Company last held an annual meeting of shareholders on July 15, 2022, at which all directors were in attendance. The Company does not have standing audit, compensation, or nominating and corporate governance committees.

Certain Relationships and Transactions

The Company has reviewed all transactions to which the Company and officers and directors of the Company are a party or have a financial interest. The Board of Directors of the Company has adopted a policy that all transactions between the Company and its officers, directors, principal shareholders and other affiliates must be approved by a majority of the Company’s disinterested directors and be conducted on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Beginning in October 2016, the Company conducted a private placement of units (the “Units”) consisting of a note in the principal amount of $50,000 (the “Notes”) and a warrant to purchase 50,000 shares of the Company’s Common Stock (the “Warrants”). Of the 48 Units sold in the private placement, three Units were purchased by Paul W. Mobley, Executive Chairman, and four Units were purchased by Marcel Herbst, Director. These transactions were all completed on the same terms and conditions as all of the independent investors who purchased the other 41 Units. The Notes, at the time of issue, were to mature three years after issue date. In late 2018, the Company sent an offer to each remaining Note holder offering to extend the maturity of the Notes to January 31, 2023. Holders of $775,000 in principal amount of the Notes accepted that offer of extension including the Notes held by Paul W. Mobley and Herbst Capital Management, LLC. In conjunction with the refinancing of the Company in February 2020, Notes held by Paul Mobley were included in the $1,275,000 in principal amount of Notes that were repaid out of the proceeds of the new financing.

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The Company’s Board of Directors is currently comprised of: Paul W. Mobley, our Executive Chairman and Chief Financial Officer; A. Scott Mobley, our President and Chief Executive Officer; Douglas H. Coape-Arnold; Marcel Herbst; and William Wildman. For the purpose of determining director independence, the Company has adopted the New York Stock Exchange definition of independence. The Board of Directors has determined that Mr. Coape-Arnold, Mr. Herbst and Mr. Wildman are independent directors under that definition.

Board Role in Audit Process

The Board of Directors does not have a separately established audit committee. Because no separate audit committee has been established, the Board of Directors as a whole perform certain functions ordinarily delegated to an audit committee. The Board of Directors has determined that each of Mr. Coape-Arnold, Mr. Herbst and Mr. Wildman qualify as an “Audit Committee Financial Expert.”

The Board of Directors has reviewed, and communicated with management and with Somerset CPAs, P.C., the Company’s independent auditor, with respect to, the Company’s audited consolidated financial statements as of December 31, 2022 and for the year then ended. The Board of Directors also has communicated with Somerset CPAs, P.C. with respect to the matters required to be discussed by Statement on Auditing Standard No. 1301, “Communication with Audit Committees.” The Board of Directors has received the written disclosures and the letter from Somerset CPAs, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Board of Directors concerning independence and has communicated with the independent accountant with respect to the independent accountant’s independence. Based upon the Board of Directors’ review and communications noted above, the Board of Directors authorized the audited consolidated financial statements of the Company to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.

Board of Directors of Noble Roman’s, Inc.

Paul W. Mobley, A. Scott Mobley, Douglas Coape-Arnold,

Marcel Herbst and William Wildman

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Board Role in Nominations

The Company does not have a standing nominating committee. The Board of Directors does not believe that a nominating committee is necessary due to the Company’s relatively small size, the relatively small size of its Board of Directors, and its historically limited need to add new directors. When the Company has had a vacancy on the Board of Directors, the entire board has participated in the nomination process. The board expects all of the directors to participate in the nomination process and in the review of potential nominees. The Board of Directors does not have a formal policy regarding the consideration of shareholder nominees; however, the board will consider candidates on a case-by-case basis. There are no specific qualifications that a candidate must have in order to be considered. When a vacancy exists, the board generally relies on the personal knowledge and references of the directors and publicly available data to identify potential nominees.

The Company’s By-Laws contain the procedures by which shareholders may nominate directors. Among other items, these provisions set forth the procedures that shareholders must follow in order for a shareholder nominee to be considered at a meeting, the information that a shareholder must provide to the Company with respect to itself and the nominee, and the deadlines by which a shareholder nomination must be received in order to be considered at a meeting.

Board Role in Compensation Determinations

The Company does not have a standing compensation committee. The compensation program is supervised by the entire Board of Directors. The Board of Directors does not believe that a compensation committee is necessary due to the Company’s relatively small size and the relatively small size of its Board of Directors. All directors participate in compensation discussions. A director that is also an officer does not vote on his own compensation. The compensation of the Executive Chairman/Chief Financial Officer and the President/Chief Executive Officer of the Company has been set by long-term contracts with those individuals. The compensation of other executive officers of the Company is recommended by the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer and reviewed by the Company’s Board of Directors as it deems appropriate. Other than the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer, no other executive officer participates in the compensation process.

Communication with the Board

Communications by shareholders or by other parties may be sent to the Board of Directors by U.S. mail or overnight delivery and should be addressed to the Board of Directors c/o Secretary, Noble Roman’s, Inc., 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250. Communications directed to the entire Board of Directors, or one or more directors, will be reviewed by the Secretary and forwarded to the Board of Directors as appropriate and may be made anonymously.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Because no separate Compensation Committee has been established, the Board of Directors, as a whole, performs certain functions ordinarily delegated to a Compensation Committee. Paul W. Mobley, A. Scott Mobley, Douglas H. Coape-Arnold, Marcel Herbst and William Wildman all participated in executive compensation decisions for the year ended December 31, 2022.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2021 and 2022

The following table sets forth the cash and non-cash compensation awarded to or earned by the Executive Chairman of the Board and Chief Financial Officer, the Chief Executive Officer, President and Secretary and the one other highest paid executive officer of the Company.

Name and Principal Position(s)	Year	Salary	Non-Equity Incentive Compensation	Option Awards(1)	Total Compensation
Paul W. Mobley	2022	$330,750	$-	$2,800	$333,550
Executive Chairman of the Board and Chief Financial Officer	2021	$315,000	$-	$4,900	$319,900

A. Scott Mobley	2022	$489,078	$-	$4,800	$493,878
Chief Executive Officer, President and Secretary	2021	$461,506	$-	$8,400	$469,906

Troy Branson	2022	$191,798	$18,016	$2,800	$212,614
Executive Vice President	2021	$132,308	$72,728	$2,450	$207,486

(1) These amounts represent the grant date fair value of the option awards. See “—Equity Incentive Awards” for information regarding valuation of stock option grants.

Equity Incentive Awards

The Company maintains an employee stock option plan for our employees, officers and directors that is designed to motivate them to increase shareholder value. Any employee, officer or director of the Company is eligible to be awarded options under the plan. The employee stock option plan provides that any options issued pursuant to the plan for non-director employees will have a three-year vesting period and for director employees will vest one-third each year and both will expire ten years after the date of grant. The vesting period is intended to provide incentive for longevity with the Company. Awards under the plan are periodically made at the recommendation of the Executive Chairman/Chief Financial Officer and President/Chief Executive Officer, and then approved by the Board of Directors. The employee stock option plan does not have a limit on the number of shares that may be issued under the plan.

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The Summary Compensation Table includes the grant date fair value for stock options granted in 2021 and 2022 to the named executive officers under the Company’s employee stock option plan. The Company determines the grant date fair value of stock options calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 7 to the Notes to the Company’s Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, for a discussion of the Company’s determination of the grant date fair value of stock options.

In 2022, the Company granted options to purchase 520,000 shares on June 7, 2022 at an exercise price equal to the then-current market price of $0.22 per share. There were no employee stock options exercised in 2022 and 59,000 stock options were forfeited.

Employment Agreements

Paul W. Mobley has an employment agreement with the Company which: (A) fixes his base compensation at $650,000 per year for 2022 (although Mr. Mobley voluntarily reduced his base compensation to $315,000 for 2021 and $330,750 for 2022 and pursuant to an agreement entered into in conjunction with the Corbel financing in 2020 Mr. Mobley agreed to limit his salary in future years to a 5% per annum increase); (B) provides for reimbursement of travel and other expenses incurred in connection with his employment, including the furnishing of an automobile and health and accident insurance similar to that provided other employees; and (C) provides life insurance in an amount related to his base salary. The initial term of the agreement is seven years and the term automatically renews each year for a seven-year period unless the Board of Directors takes specific action to not renew. The agreement is terminable by the Company for cause as defined in the agreement. The agreement does not provide for any benefits payable as a result of a change of control of the Company.

A. Scott Mobley has an employment agreement with the Company which: (A) fixes his base compensation at $584,060 per year for 2022 (although Mr. Mobley voluntarily reduced his base compensation to $461,506 in 2021 and $489,078 in 2022) and pursuant to an agreement entered into in conjunction with the Corbel financing in 2020 Mr. Mobley agreed to limit his salary in future years to a 5% per annum increase); (B) provides for reimbursement of travel and other expenses incurred in connection with his employment, including the furnishing of an automobile and health and accident insurance similar to that provided other employees; and (C) provides life insurance in an amount related to his base salary. The initial term of the agreement is five years and the term automatically renews each year for a five-year period unless the Board of Directors takes specific action to not renew. The agreement is terminable by the Company for cause as defined in the agreement. The agreement does not provide for any benefits payable as a result of a change of control of the Company.

15

Non-Equity Incentive Arrangements

The Company had a non-equity incentive arrangement with our Executive Vice President under which he earned additional compensation, but that plan was replaced by salary in the second quarter of 2022. His compensation was based, before being converted to salary, on 2.5% of the Company’s adjusted earnings before interest, taxes, depreciation and amortization.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the number of outstanding equity awards of the executive officers named in the Summary Compensation Table as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Paul W. Mobley	100,000		0.58	9/30/23
	900,000		0.58	9/30/23
	33,333		0.58	6/27/22
	50,000		1.00	7/2/23
	60,000		1.00	7/2/24
	70,000		1.00	6/23/25
	60,000		0.53	7/7/26
	70,000		0.51	7/7/27
	70,000		0.623	7/6/28
	80,000		0.60	7/2/29
	46,667	23,333	0.40	9/30/30
	23,333	46,667	0.70	7/2/31
	0	70,000	0.22	6/1/32
A. Scott Mobley	25,000		0.58	9/302/23
	300,000		0.58	9/3023
	33,334		0.58	6/27/22
	50,000		1.00	7/2/23
	60,000		1.00	7/2/24
	70,000		1.00	6/23/25
	70,000		0.53	7/7/26
	90,000		0.51	7/7/27
	80,000		0.623	7/6/28
	100,000	0	0.60	7/2/29
	53,333	26,667	0.40	9/30/30
	40,000	80,000	0.70	7/2/31
	0	120,000	0.22	6/1/32
Troy Branson	10,000		0.58	9/30/23
	40,000		1.00	7/2/23
	30,000		1.00	7/2/24
	40,000		1.00	6/23/25
	35,000		0.53	7/7/26
	42,500		0.51	7/7/27
	42,500		0.623	7/6/28
	42,500		0.60	7/2/29
		30,000	0.40	9/30/30
		35,000	0.70	7/2/31
		70,000	0.22	6/1/32

16

The employee stock option plan provides that any options issued pursuant to the plan for non-director employees will have a three-year vesting period and for director employees will vest one-third each year, so long as the optionee continues to be employed by the Company, and both will expire ten years after the date of grant.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) of our PEO, the Company’s President and Chief Executive Officer, and the average of our other named executive officers (“Non-PEO NEOs”) and certain financial performance of our Company, illustrating pay versus performance.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”)	Net (Loss) Income

2022	$493,878	$489,056	$273,082	$270,501	$68.85	$(1,056,070)
2021	$469,906	$465,262	$263,693	$260,999	$107.59	$509,465

(1)   For both 2022 and 2021, the PEO was A. Scott Mobley. The PEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

Year	Summary Compensation Table Total for PEO (a)	Summary Compensation Table Equity (b)	Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year (c)	Change in Fair Value of Outstanding Equity Awards Granted in Prior Years (d)	Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year (e)	Compensation Actually Paid to PEO a-b+c+d+e

2022	$493,878	$4,800	$2,000	$(1,733)	$(289)	$489,056
2021	$469,906	$8,400	$5,500	$(1,088)	$(656)	$465,262

(2)

For both 2022 and 2021, the Non-PEO NEOs consisted of Paul W. Mobley, Executive Chairman of the Board and Chief Financial Officer, and Troy Branson, Executive Vice President. The Non-PEO NEOs Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

17

Year	Average Summary Compensation Table Total for Non-PEO NEOs (a)	Average Summary Compensation Table Equity (b)	Average Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year (c)	Average Change in Fair Value of Outstanding Equity Awards Granted in Prior Years (d)	Average Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year (e)	Average Compensation Actually Paid to Non-PEO NEOs a-b+c+d+e

2022	$273,082	$2,800	$1,142	$(808)	$(115)	$270,501
2021	$263,693	$3,675	$2,406	$(1,000)	$(425)	$260,999

The following charts show the relationship between executive compensation actually paid to the PEO and the Non-PEO NEOs for 2022 and 2021 as compared to the Company’s TSR and net (loss) income for each of these years, respectively.

18

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Douglas H. Coape-Arnold	18,500	1,800	-	20,300
Marcel Herbst	18,500	1,800	-	20,300
William Wildman	18,500	1,800	-	20,300

Each non-employee director is compensated: $18,000 as an annual retainer fee paid quarterly; and a $500 fee for each Board of Directors meeting attended. The directors are all eligible for stock option grants and are reimbursed for out-of-pocket expenses incurred in connection with their board service. The Board of Directors currently does not have any standing committees.

The Company does not pay any separate compensation for directors that are also employees of the Company.

NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are requesting our shareholders to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This vote, on what is sometimes referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). At the 2019 annual meeting of the Company’s shareholders (the last annual meeting in which our shareholders considered our “say-on-pay” proposal), our “say-on-pay” proposal received the affirmative vote of holders of majority of the shares represented in person or by proxy at the meeting.

19

The Company’s executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to the Company’s continuing success. As set forth in the “Summary Compensation” and “Outstanding Equity Awards at Fiscal Year-End” tables above, including the accompanying narrative disclosure to those tables, our executive compensation program is comprised of cash and equity-based compensation. We believe this program: enables the Company to effectively compete for qualified executive personnel; aligns the interests of named executive officers with those of our shareholders; and appropriately rewards our named executive officers for achievement of both short- and long-term financial and strategic goals of the Company.

The Company’s Board of Directors is therefore asking our shareholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, That the shareholders approve the compensation of the Company’s named executive officers as disclosed in its proxy statement for the 2023 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative disclosure).

While this “say-on-pay” proposal is a non-binding advisory vote, the Company’s Board of Directors values the opinion of the Company’s shareholders, and will consider the outcome of this vote when making future compensation decisions for the Company’s named executive officers.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting is required to approve this “say-on-pay” vote.

The Board of Directors recommends a vote “FOR” the proposal approving the compensation of the Company’s named executive officers.

INDEPENDENT AUDITOR’S FEES

The following table presents fees for professional audit services rendered by Somerset CPAs for the audit of our annual financial statements and review of our quarterly financial statements, and fees billed for other services rendered by Somerset during 2022 and 2021.

	2022	2021
Audit fees and review fees (1)	$110,000	$110,000

(1)

Audit fees consist of fees rendered for professional services rendered by Somerset for the audit of our financial statements included in our annual reports on Form 10-K for the years ended December 31, 2022 and 2021, and the review of the unaudited financial statements included in our quarterly reports on Form 10-Q during 2022 and 2021.

20

The engagement of Somerset, for conducting the audit of the Company’s financial statements for the years ended December 31, 2022 and 2021, and for the review of its financial statements included in its Form 10-Q’s during 2022 and 2021, was pre-approved by the Company’s Board of Directors. Somerset has not been engaged by the Company to perform any services other than audits of the financial statements included in its Form 10-Ks and review of the financial statements in its Form 10-Qs. The Board of Directors does not have a pre-approval policy with respect to work performed by the Company’s independent auditor.

Representatives of Somerset are not expected to attend the annual meeting.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

If a shareholder wishes to have a proposal included in the Company’s proxy statement for an annual meeting, the shareholder must satisfy the requirements established under our By-Laws and the requirements established by the SEC. Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that shareholders requesting to have a proposal included in the Company’s proxy statement for an annual meeting of shareholders must submit their proposal in writing to the Company at least 120 days before the anniversary date of the date the Company’s proxy statement was released to shareholders for the prior year’s annual meeting. Therefore, any shareholder wanting to include a proposal in the Company’s Proxy Statement for that annual meeting must submit their proposal in writing at least 120 days before the anniversary date of the date the Company’s proxy statement was released to shareholders for the prior year’s annual meeting. Therefore, any shareholder requesting to submit a proposal for inclusion in the Company’s proxy statement for the 2024 annual shareholders’ meeting must deliver a proposal to the Secretary of the Company no later than February 16, 2024.

Any shareholder of Noble Roman’s eligible to vote in an election may also make shareholder proposals and nominations for the 2024 annual meeting outside of the process described above for proposals subject to Rule 14a-8. In order to be considered at the 2024 annual meeting, all shareholder proposals, nominations and notifications submitted outside of the process described above for proposals subject to Rule 14a-8 must (1) comply with the procedures set forth in the Company’s By-Laws and all applicable securities laws, including Rule 14a-19, and (2) be delivered to the Secretary of the Company no earlier than March 8, 2024 and no later than April 7, 2024.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the meeting other than as stated in this proxy statement, and the Company is not aware that any other matters will be presented for action at the meeting other than the potential nomination by BT Brands of an alternative nominee for election as a Class III Director. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. However, consistent with the Company’s By-Laws, the agenda for this year’s meeting was set on April 16, 2023 after which no additional matters may be submitted for consideration by our shareholders at the meeting, other than procedural issues such as adjournment, postponement or continuation. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy form promptly.

21

Your vote will be especially important at this year’s annual meeting. As you may know, BT Brands has notified the Company that it intends to nominate Mr. Gary Copperud for election as a director at the annual meeting in opposition to A. Scott Mobley, President and Chief Executive Officer of Noble Roman’s. Mr. Mobley has been nominated and unanimously endorsed by the Board of Directors. You may receive proxy solicitation materials from BT Brands including a proxy statement and proxy card. The Board of Directors recommends that you should not return the proxy card. We are not responsible for the accuracy of any information provided by or relating to BT Brands contained in any proxy solicitation materials filed or disseminated by, or on behalf of, BT Brands or any other statements that BT Brands or its representatives may have made or otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of BT Brands.

/s/ Paul W. Mobley
Paul W. Mobley, Executive Chairman and Chief Financial Officer June 15, 2023 Indianapolis, Indiana

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Noble Roman’s, Inc., 6612 E. 75th Street, Suite 450, Indianapolis, Indiana 46250.

Name	Present Principal Occupation
Paul W. Mobley	Executive Chairman of the Board, Chief Financial Officer and Class II Director of the Company
A. Scott Mobley	Chief Executive Officer, President, Secretary and Class III Director of the Company
Douglas H. Coape-Arnold	Managing General Partner of Geovest Capital Partners, L.P.
Marcel Herbst	Portfolio manager of Herbst Capital Management, LLC
William Wildman	President and Chief Executive Officer of Pinnacle Commercial Capital

  Officers and Employees

Executive officers and employees of the Company who are Participants are Paul W. Mobley and A. Scott Mobley, whose present principal occupations and business addresses are set forth above in this Appendix A under the heading “Directors and Director Nominees.”

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of June 5, 2023 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

22

 Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Type of Company Securities	Number/Principal Amount of Company Securities	Description of Transaction
Paul W. Mobley	9/9/2022	10% Convertible Subordinated Unsecured Promissory Note	$200,000	Purchase from Marcel Herbst
	9/9/2022	Redeemable Common Stock Purchase Class A Warrant	350,877	Purchase from Marcel Herbst
A. Scott Mobley	N/A	N/A	N/A	N/A
Douglas H. Coape-Arnold	N/A	N/A	N/A	N/A
Marcel Herbst	9/9/2022	10% Convertible Subordinated Unsecured Promissory Note	$200,000	Sale to Paul W. Mobley
	9/9/2022	Redeemable Common Stock Purchase Class A Warrant	350,877	Sale to Paul W. Mobley
	9/9/2021	Common Stock	8,626	Sale
	9/7/2021	Common Stock	4,999	Sale
	8/23/2021 -8/24/2021	Common Stock	11,375	Sale
	8/16/2021 – 8/20/2021	Common Stock	45,491	Sale
William Wildman	6/18/2020	Common Stock	3,000	Purchase
	6/19/2020	Common Stock	2,000	Purchase
	7/23/2020	Common Stock	1,500	Purchase
	8/14/2020	Common Stock	500	Purchase
	9/25/2020	Common Stock	1,000	Purchase
	11/13/2020	Common Stock	2,000	Purchase
	11/18/2020	Common Stock	5,000	Purchase
	11/19/2020	Common Stock	2,500	Purchase
	11/19/2020	Common Stock	2,500	Purchase
	11/19/2020	Common Stock	5,000	Purchase
	11/19/2020	Common Stock	5,000	Purchase
	11/20/2020	Common Stock	5,000	Purchase
	11/20/2020	Common Stock	5,000	Purchase
	11/20/2020	Common Stock	5,000	Purchase
	12/8/2020	Common Stock	5,000	Purchase

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries, or (ii) beneficially owns, directly or indirectly, securities of any parent or subsidiary of the Company. Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix A is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

23

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting. In addition, other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

24

Noble Roman's®
THE BETTER PIZZA PEOPLE

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., ET on July 6, 2023.

Online
Go to **www.investorvote.com/NROM**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FOR SCOTT MOBLEY, A VOTE AGAINST GARY COPPERUD (BT Brands, Inc. NOMINEE OPPOSED BY THE COMPANY) AND A VOTE FOR APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION:

+

1. To elect one Class III director:

Company Nominee

	For	Against	Abstain
01 - Scott Mobley	☐	☐	☐

BT Brands, Inc. Nominee OPPOSED By the Company

	For	Against	Abstain
02 - Gary Copperud	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign in the exact name in which you own Noble Roman's, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 5 8 1 7 0 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

03U9PC

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NOBLE ROMAN'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul W. Mobley and A. Scott Mobley, and each of them, with or without the other, true and lawful attorney(s), with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, no par value, of Noble Roman's, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Noble Roman's, Inc. to be held at the Heritage Park Conference Room, 6612 E. 75th St., Indianapolis, IN 46250, at 10:30 a.m., local time, July 6, 2023, and at any adjournment or postponement thereof.

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" Scott Mobley, "AGAINST" Gary Copperud (BT Brands, INC. Nominee Opposed by the Company) and a vote "FOR" the approval of the advisory vote on executive compensation.

The undersigned acknowledges receipt of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, the Notice of the Annual Meeting, and the Proxy Statement.

Dated this 15th day of June, 2023.

PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

Noble Roman's®
THE BETTER PIZZA PEOPLE

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FOR SCOTT MOBLEY, A VOTE AGAINST GARY COPPERUD (BT Brands, Inc. NOMINEE OPPOSED BY THE COMPANY) AND A VOTE FOR APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION:

1. To elect one Class III director:

Company Nominee

	For	Against	Abstain
01 - Scott Mobley	☐	☐	☐

BT Brands, Inc. Nominee OPPOSED By the Company

	For	Against	Abstain
02 - Gary Copperud	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign in the exact name in which you own Noble Roman's, Inc. Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 581704

03U90C

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NOBLE ROMAN'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul W. Mobley and A. Scott Mobley, and each of them, with or without the other, true and lawful attorney(s), with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote as designated below all of the shares of Common Stock, no par value, of Noble Roman's, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Noble Roman's, Inc. to be held at the Heritage Park Conference Room, 6612 E. 75th St., Indianapolis, IN 46250, at 10:30 a.m., local time, July 6, 2023, and at any adjournment or postponement thereof.

This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" Scott Mobley, "AGAINST" Gary Copperud (BT Brands, INC. Nominee Opposed by the Company) and a vote "FOR" the approval of the advisory vote on executive compensation.

The undersigned acknowledges receipt of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, the Notice of the Annual Meeting, and the Proxy Statement.

Dated this 15th day of June, 2023.

PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.